SUPPLEMENT DATED NOVEMBER 14, 2011

To the variable annuity prospectus dated May 1, 2011, as supplemented September 19, 2011 of:

Allianz Retirement ProSM

ISSUED BY

Allianz Life Insurance Company of North America and Allianz Life Variable Account B

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The following changes are specific for Contracts issued in the state of New Jersey.

1.	On page 14, under Allocation of Purchase Payments and Transferred Account Values, the first sentence of the third paragraph is changed as follows:

During the Accumulation Phase, the maximum aggregate Income Advantage Account contribution we accept without our prior approval is $1 million ($1.5 million in New Jersey).

2.	On page 38, under Variable or Fixed Annuity Payments, the footnote is changed as follows:

*	The maximum available AIR in Florida is 4%, and in New Jersey and Oregon it is 5%.

PRO-006-0511